                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): October 28, 1997
                                                           ----------------


                        Millennium Pharmaceuticals, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


            0-28494                                        04-3177038
            -------                                        ----------
   (Commission File Number)                   (IRS Employer Identification No.)


238 Main Street, Cambridge, Massachusetts                               02142
--------------------------------------------------------------------------------
 (Address of principal executive offices)                             (Zip Code)



       Registrant's telephone number, including area code: (617) 679-7000
--------------------------------------------------------------------------------



                                      None
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.     OTHER EVENTS
------

       On October 28, 1997, Millennium Pharmaceuticals, Inc. issued a press release announcing that it has entered into a broad collaborative agreement in genomics research with Monsanto Company and a wholly-owned subsidiary of Mansanto Company. A copy of such press release is attached to this Current Report on Form 8-K as Exhibit 99.1

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------

     (c)    Exhibits.

     See Exhibit Index attached hereto.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            MILLENNIUM PHARMACEUTICALS, INC.
                                                     (Registrant)



Date:  November 3, 1997                    By:  /s/ Mark J. Levin
                                                --------------------------------
                                                Mark J. Levin
                                                Chief Executive Officer

                                 EXHIBIT INDEX
                                 -------------



(99.1)     Press Release dated October 28, 1997